ASSIGNMENT AND ASSUMPTION OF
                         AGREEMENT OF PURCHASE AND SALE

     Reference is made to that certain Agreement of Purchase and Sale by and between WHCO Real Estate Limited Partnership, a Delaware limited partnership ("Seller"), and Berkshire Income Realty - OP, L.P., a Delaware limited liability company, as purchaser (the "Assignor"), with an effective date of October 16, 2003 (the "Purchase Agreement") covering certain real property known as The St. Marin Apartments, located in Coppell, Texas.

     WHEREAS, Section 12.1 of the Purchase Agreement provides that Assignor may assign its rights thereunder upon the terms and conditions more particularly set forth therein; and

     WHEREAS, Assignor wishes to make such an assignment of its rights to St. Marin/Karrington Limited Partnership, a Delaware limited partnership (the "Assignee").

     NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Purchase Agreement.

     2. Assignee hereby assumes from Assignor all of Assignor's right, title and interest in and to the Purchase Agreement.


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     Executed as of the ___ day of October, 2003.

                                     ASSIGNOR:

                                     BERKSHIRE INCOME REALTY - OP, L.P.,
                                     a Delaware limited partnership

                                     By:      Berkshire Income Realty, Inc.,
                                              a Maryland corporation,
                                              its general partner

                                              By: /s/ David C. Quade
                                              Name: David C. Quade
                                              Title: President

                                     ASSIGNEE:

                                     ST. MARIN/KARRINGTON LIMITED
                                     PARTNERSHIP, a Delaware limited partnership

                                     By:      SM Karrington, L.L.C., a Delaware
                                              limited liability company,
                                              its general partner

                                              By: David C. Quade
                                              Name: David C. Quade
                                              Title: President